United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2015

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive, Suite 600, Saint Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (314) 529-3600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2015, Perficient, Inc. (“Perficient”) announced its financial results for the three and six months ended June 30, 2015. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS

On July 30, 2015, Perficient posted on the Investor Relations page of its website at www.perficient.com a slide presentation related to its second quarter 2015 financial results and operating metrics. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information contained or incorporated in our website is not part of this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated July 30, 2015, announcing financial results for the three and six months ended June 30, 2015
99.2	Perficient, Inc. Q2 2015 Financial Results Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: July 30, 2015	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

Exhibit Index
Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated July 30, 2015, announcing financial results for the three and six months ended June 30, 2015
99.2	Perficient, Inc. Q2 2015 Financial Results Presentation